UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 22, 2009 (May 20, 2009)

Peoples Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-29949	31-1686242
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6100 West Chester Road

West Chester, Ohio  45069

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code  (513) 870-3530

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On May 20, 2009, Peoples Community Bank (the “Bank”), the wholly-owned banking subsidiary of  Peoples Community Bancorp, Inc. (the “Company”), received notice that the Bank’s eligibility to sell mortgage loans to and service mortgages for the Federal Home Loan Mortgage Corporation (“FHLMC”) has been terminated. Pursuant to the FHLMC Single-Family Seller/Servicer Guide, the Bank will timely file an appeal of this decision. The termination of the Bank’s ability to service loans for FHLMC will result in the charge-off of the Bank’s servicing asset which amounted to $453,000 at March 31, 2009. This charge-off will be reflected on the Company’s operations for the three and six months ended June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 22, 2009

PEOPLES COMMUNITY BANCORP, INC.

By:	/s/ Jerry D. Williams
Jerry D. Williams
President and Chief Executive Officer